
"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

A.  INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST
---------------------------------------------------------

1.  Aggregate Pool Balance as of the beginning of the
    preceding Collection Period ......................................................        577,926,614.00

2.  Aggregate amount of Collections during the preceding
    Collection Period ...............................................................         118,473,144.58

     a) Collections other than finance charges, cash Adjustment Payments
        and cash Transferor Deposit Amounts..........................................         116,593,368.17

     b) Finance Charge collections...................................................          1,879,776.41

     c) Cash Adjustment Payments.....................................................              0.00

     d) Cash Transferor Deposit Amounts..............................................              0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
    preceding Collection Period......................................................            7,376.25

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
    Collection Period................................................................          5,226,221.02

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
    Collection Period................................................................              0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period..................................................          89,360,949.02

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period................................................................         545,460,597.58

8.  The aggregate Trust Principal Component as of the beginning of the
    preceding Collection Period was .................................................         569,257,714.79

9.  The aggregate amount of Principal Collections during the
    preceding Collection Period was..................................................         109,804,245.37

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was............................................................            7,265.61

11. The aggregate Trust Principal Component as of the end of the
    preceding Collection Period was *................................................         537,278,688.62

12. The aggregate amount of Yield Collections during the preceding
    Collection Period was............................................................          8,668,899.21

13. The Discount Factor during the preceding Collection Period was ..................              1.50%

14. The Monthly Payment Rate during the preceding Collection Period was .............             20.50%

15. Defaulted Receivables ( [ charged-off receivables less recoveries ] x
    [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the beginning
    of the preceding Collection Period, were.........................................             0.02%

16. Finance Charge collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
    beginning of the preceding Collection Period, were...............................             3.90%


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

B.  INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT
-------------------------------------------------------------------------

                                                                      Series          Series          Series
                                                                      1994-1          1995-1          1998-1          Aggregate
                                                                      -------         ------          ------          ---------
1.  Aggregate Invested Amount and Pool Factor as of the
    beginning of the preceding Collection Period

    a) Class A Invested Amount .................................  150,000,000.00  100,000,000.00       0.00        250,000,000.00
       Class A Percentage (% of Invested Amount)................      82.00%          82.00%           0.00%           82.00%

         Series 1998-1 Commercial Paper Principal Component.....         --              --            0.00             0.00
         Series 1998-1 APA Bank Loan Balance....................         --              --            0.00             0.00

    b) Less Principal Funding Account or Capitalized Interest
       Account (1998-1 only)....................................       0.00             0.00           0.00             0.00

    c) Equals Class A Adjusted Invested Amount..................  150,000,000.00  100,000,000.00       0.00        250,000,000.00

    d) Class B Invested Amount..................................   32,926,829.27   21,951,219.51       0.00         54,878,048.78
       Class B Percentage (% of Invested Amount)................      18.00%          18.00%           0.00%            18.00%

    e) Aggregate Invested Amount................................  182,926,829.27  121,951,219.51       0.00        304,878,048.78

    f) Class A Pool Factor......................................     1.0000000       1.0000000          --

    g) Class B Pool Factor......................................     1.0000000       1.0000000          --

2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a) Class A Invested Amount .................................  150,000,000.00  100,000,000.00    75,500,000.00  325,500,000.00
       Class A Percentage (% of Invested Amount)................      100.00%         100.00%          100.00%         100.00%

         Series 1998-1 Commercial Paper Principal Component.....         --              --         75,500,000.00   75,500,000.00
         Series 1998-1 APA Bank Loan Balance....................         --              --            0.00             0.00
         Series 1998-1 balance of Undistributed Principal
         Collections............................................         --              --            0.00             0.00
                                                                                                    75,500,000.00   75,500,000.00

    b) Less Principal Funding Account or Capitalized Interest
       Account (1998-1 only)....................................       0.00             0.00           500,000.00      500,000.00

    c) Equals Class A Adjusted Invested Amount..................  150,000,000.00  100,000,000.00    75,000,000.00  325,000,000.00

    d) Class B Invested Amount..................................   32,926,829.27   21,951,219.51     9,810,734.46   64,688,783.24

    e) Invested Amount..........................................  182,926,829.27  121,951,219.51    85,310,734.46  390,188,783.24

    f) Class A Pool Factor......................................      1.0000000      1.0000000           --

    g) Class B Pool Factor......................................      1.0000000      1.0000000           --


                                                                                 % Trust Principal
                                                                      $  Amount      Component
                                                                      ---------      ---------
3.  Transferor Interest as of the beginning of the preceding
    Collection Period...........................................  264,379,666.01      46.44%

    a) Special Funding Account as of the beginning of the
       preceding Collection Period..............................       0.00            0.00%

4.  Available Subordinated Amount as of the beginning of the
    preceding Collection Period.................................       0.00            0.00%

5.  Average Class A Invested Amount (98-A calendar month).......        --              --        10,066,666.67
    Average Class B Invested Amount (98-A calendar month).......        --              --         1,308,097.93


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

B.  INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT, Cont.
--------------------------------------------------------------------------------

                                                                                      % Trust
                                                                                     Principal
                                                                      Amount         Component
                                                                      -------       ----------
5.  Transferor Interest as of the end of the preceding
    Collection Period...........................................  147,089,905.37      27.38%

    a) Special Funding Account as of the end of the preceding
       Collection Period........................................       0.00            0.00%


6.  Available Subordinated Amount as of the end of the preceding
    Collection Period...........................................       0.00            0.00%


7.  Minimum Transferor Percentage (net of Available Subordinated
    Amount) as of the end of the preceding Collection Period....   64,473,442.63      12.00%


C.  INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS
-------------------------------------------------------

1.  Floating Allocation Percentage

Series 1994-1 Investor Percentage...............................      32.13%
Series 1995-1 Investor Percentage...............................      21.42%
Series 1998-1 Investor Percentage...............................       2.00%
Transferor Percentage...........................................      44.44%
                                                                     -------
                                                                     100.00%
2.  Fixed Allocation Percentage

Series 1994-1 Investor Percentage...............................        NA
Series 1995-1 Investor Percentage...............................        NA
Series 1998-1 Investor Percentage...............................        NA
Transferor Percentage...........................................        NA

3.  Allocation of Yield Collections

Yield Collections allocable to Series 1994-1....................   2,785,687.76
Yield Collections allocable to Series 1995-1....................   1,857,125.17
Yield Collections allocable to Series 1998-1....................    173,219.77
                                                                    ----------
Aggregate Investor Yield Collections ...........................   4,816,032.69
Yield Collections allocable to the Transferor...................   3,852,866.52
                                                                   ------------
Total allocable Yield Collections...............................   8,668,899.21

4. Allocation of Special Funding Account Income (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1.......       0.00
Special Funding Account Income allocable to Series 1995-1.......       0.00
Special Funding Account Income allocable to Series 1998-1.......       0.00
                                                                       ----
Aggregate Investor Special Funding Account Income...............       0.00
Special Funding Account Income allocable to the Transferor......       0.00
                                                                       ----
Total allocable Special Funding Account Income..................       0.00


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

C.  INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont.
--------------------------------------------------------------
                                                                      $  Amount
                                                                      ---------
5.  Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount)...     2,334.75
Defaults allocable to Series 1995-1 (Investor Default Amount)...     1,556.50
Defaults allocable to Series 1998-1 (Investor Default Amount)...      145.18
                                                                       -------
Aggregate Investor Default Amount...............................     4,036.43
Defaults allocable to the Transferor............................     3,229.18
                                                                     --------
 Total allocable Defaults.......................................     7,265.61

6.  Allocation of Principal Collections

Principal Collections allocable to Series 1994-1................   35,284,796.19
Principal Collections allocable to Series 1995-1................   23,523,197.46
Principal Collections allocable to Series 1998-1................       0.00
                                                                       ----
Aggregate Investor Principal Collections........................   58,807,993.65
Principal Collections allocable to the Transferor...............   50,996,251.72
                                                                  --------------
Total allocable Principal Collections...........................  109,804,245.37

7. Allocation of Collection Account Income (allocated and distributed to Series 1994-1, Series 1995-1 and Series
    1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1994-1 ...........       0.00
Collection Account Income allocable to Series 1995-1 ...........       0.00
Collection Account Income allocable to Series 1998-1 ...........       0.00
                                                                       ----
Aggregate Investor Collection Account Income....................       0.00
Collection Account Income allocable to the Transferor ..........      192.91
Total allocable Collection Account Income.......................      192.91

D.  INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)
-----------------------------------------------------------------------------


                                                                    Series 1994-1  Series 1995-1    Series 1998-1    Aggregate
                                                                    -------------  -------------    -------------    ----------
1.  Yield Collections (including "finance charges") allocable to Series 1994-1, Series 1995-1 and Series 1998-1 during
    the preceding Collection Period were........................   2,785,687.76     1,857,125.17    173,219.77     4,816,032.69

2.  Principal Funding Account investment income during the
    preceding Collection Period was.............................       0.00             0.00             --            0.00

3.  Special Funding Account investment income allocable to
    Series 1994-1, Series 1995-1 and Series 1998-1 during
    the preceding Collection Period were........................       0.00             0.00           0.00             0.00

4.  Collection Account investment income allocable to Series
    1994-1, Series 1995-1 and Series 1998-1 during the preceding
    Collection Period were......................................       0.00             0.00           0.00             0.00

5.  Capitalized Interest Account Investment and Interest income
    (allocable to Series 1998-1 only) during the preceding
     Collection Period was......................................         --              --            0.00             0.00

6.  Total Yield Funds allocable to Series 1994-1, Series 1995-1 and Series 1998-1 during the preceding Collection
    Period were.................................................   2,785,687.76     1,857,125.17    173,219.77     4,816,032.69

    a. Total Yield Funds allocable to Series 1994-1, Series
       1995-1 and Series 1998-1  as an annual  percentage of
       the Invested Amount as of the beginning of the
       preceding Collection Period were.........................      18.27%          18.27%          18.27%          18.27%


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

E.  INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and INVESTMENT INCOME ALLOCABLE
     TO SERIES 1994-1, SERIES 1995-1 AND SERIES 1998-1
-------------------------------------------------------------------------------------------------

                                                                    Series 1994-1  Series 1995-1    Series 1998-1    Aggregate
                                                                    -------------  -------------    -------------   -----------
1.  Total Yield Funds allocable to Series 1994-1, Series 1995-1
    and Series 1998-1...........................................   2,785,687.76     1,857,125.17    173,219.77     4,816,032.69

2.  Plus Draw on Capitalized Interest Account (for Series
    1998-1 only)................................................         --              --            0.00            0.00

3.  Total Yield Funds allocable to Series 1994-1, Series 1995-1 and Series 1998-1, including draw on Capitalized Interest
    Account for Series 19981....................................   2,785,687.76    1,857,125.17     173,219.77     4,816,032.69

4.  Less Class A Monthly Interest paid..........................    781,250.00       516,666.67     46,900.97      1,344,817.64

    Class A Certificate Rate....................................      6.250%          6.200%          5.591%
     - CP Rate (applicable to Series 1998-1 only)...............        --              --            5.591%
     - Euro Dollar Rate (applicable to Series 1998-1 only)......        --              --            6.125%
     - Base Rate (applicable to Series 1998-1 only).............        --              --            8.750%

5.  Less Class A Past Due Monthly Interest paid.................       0.00             0.00           0.00            0.00

6.  Less Class B Monthly Interest paid..........................    176,981.71      117,987.80       6,676.75       301,646.26

7.  Less Class B Past Due Monthly Interest paid.................       0.00             0.00           0.00            0.00

8.  Less [program] Fees paid (applicable to Series 1998-1 only).         --               --         1,468.06         1,468.06

9.  Less Past Due Program Fees paid (Series 1998-1 only)........         --               --           0.00            0.00

10. Less Monthly Servicing Fee paid.............................    304,878.05      203,252.03         0.00         508,130.08

11. Less Past Due Monthly Servicing Fee paid....................       0.00             0.00           0.00            0.00

12. Less Reimbursement of previously unreimbursed Class A
    Charge-Offs.................................................       0.00             0.00           0.00            0.00
    (distributed as Excess Principal during the Revolving Period)

13. Plus Reallocated Transferor Principal.......................       0.00             0.00           0.00            0.00

14. Less Investor Default Amount................................     2,334.75         1,556.50        145.18         4,036.43
    (Excess Principal during the Revolving Period)

15. Less Interest on previously unreimbursed Class B
    Charge-Offs.................................................       0.00             0.00           0.00            0.00

16. Less Reimbursement of previously unreimbursed Class B
    Charge-Offs.................................................       0.00             0.00           0.00            0.00
    (Excess Principal during the Revolving Period)

17. Equals Remaining Yield Funds allocable to Series 1994-1,
    Series 1995-1 (including draw on Capitalized Interest
    Account for Series 1998-1)..................................   1,520,243.25     1,017,662.17    118,028.81     2,655,934.23


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

F.  INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1, SERIES 1995-1 and SERIES 1998-1
----------------------------------------------------------------------------------------------------------


                                                                    Series 1994-1  Series 1995-1    Series 1998-1    Aggregate
                                                                    -------------  -------------    -------------    ----------
1.  Class A Monthly Interest shortfall during the preceding
    Collection Period...........................................       0.00             0.00           0.00             0.00

2.  Class B Monthly Interest shortfall during the preceding
    Collection Period...........................................       0.00             0.00           0.00             0.00

3.  Monthly Servicing Fee shortfall during the preceding
    Collection Period...........................................       0.00             0.00           0.00             0.00

4.  Monthly Program Fees shortfall during the preceding
    Collection Period...........................................        --               --            0.00             0.00

5.  Class A Investor Charge-Offs during the preceding
    Collection Period...........................................       0.00             0.00           0.00             0.00

6.  Class B Investor Charge-Offs during the preceding Collection
    Period......................................................       0.00             0.00           0.00             0.00

7.  Cumulative Unreimbursed Class A Investor Charge-Offs........       0.00             0.00           0.00             0.00

8.  Cumulative Unreimbursed Class B Investor Charge-Offs........       0.00             0.00           0.00             0.00

9.  Cumulative Reallocated Transferor Principal.................       0.00             0.00           0.00             0.00


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

G.  INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL
-----------------------------------------------------------------------

                                                                    Series 1994-1  Series 1995-1    Series 1998-1    Aggregate
                                                                    -------------  -------------    -------------    ----------
1.  Available Principal Funds (funds on deposit in the
    Collection Account for principal distribution)

    a) Remaining Yield Funds allocable to Series 1994-1, Series
       1995-1 and Series 1998-1.................................       0.00             0.00           0.00             0.00
       (distributed to Transferor during Revolving Period)

    b) Principal Collections allocable to Series 1994-1, Series
       1995-1 and Series 1998-1.................................    35,284,796.19  23,523,197.46       0.00        58,807,993.65

    c) Investor Defaults........................................     2,334.75         1,556.50        145.18         4,036.43

    d) Reallocated Transferor Principal.........................       0.00             0.00           0.00            0.00

    e) Principal Collections allocable to the Transferor........       0.00             0.00        50,996,251.72  50,996,251.72

    f) Balance of Special Funding Account (Undistributed
       Principal Collections)...................................       0.00             0.00           0.00             0.00
       (retained in Collection Account during the Revolving
       Period)

    g) Beginning balance of Undistributed Principal Collections.        --              --             0.00             0.00

    h) Excess Principal from Series 1994-1, Series 1995,1 and
       Series 1998-1                                                   0.00             0.00           0.00             0.00
         1) From Series 1994-1..................................        --              0.00           0.00             0.00
         2)  From Series 1995-1.................................       0.00              --            0.00             0.00
         3)  From Series 1998-1.................................       0.00             0.00            --              0.00

    i) Total Available Principal Funds..........................    35,287,130.94  23,524,753.96    50,996,396.90  109,808,281.80

2.  Principal Paid to Class A...................................       0.00             0.00           0.00             0.00

3.  Undistirbuted Principal Collections.........................        --              --             0.00             0.00

4.  Class B Monthly Principal...................................       0.00             0.00           0.00             0.00

5.  Excess Principal Collections................................    35,287,130.94  23,524,753.96   50,996,396.90   109,808,281.80

7.  Series 1998-1 Additional Invested Amount....................         --              --        85,310,734.46   85,310,734.46

     a) Class A Additional Invested Amount......................         --              --        75,500,000.00   75,500,000.00

     b) Class B Additional Invested Amount......................         --              --        9,810,734.46     9,810,734.46


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

H.  INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT
-------------------------------------------------------

                                                                    Series 1994-1  Series 1995-1    Series 1998-1    Aggregate
                                                                    -------------  --------------  -------------    ----------
1.  Principal Funding Account amount as of the beginning of the
    preceding Collection Period.................................       0.00             0.00             --            0.00

2.  Plus Class A principal deposits made during the preceding
    Collection Period...........................................       0.00             0.00             --            0.00

3.  Less principal withdrawals made during the preceding
    Collection Period...........................................       0.00             0.00             --            0.00

4.  Principal Funding Account amount as of the end of the
    preceding Collection Period.................................       0.00             0.00             --            0.00

5.  Principal Funding Account investment income during the
    preceding Collection Period.................................       0.00             0.00             --            0.00

6.  Principal Funding Account investment rate during the
    preceding Collection Period.................................       0.00%            0.00%            --            0.00%

I.  INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS
----------------------------------------------------------------


                                                                    Series 1994-1  Series 1995-1    Series 1998-1    Aggregate
                                                                    -------------  -------------    -------------    ---------
Transferor Subordination Event ? ...............................        NO              NO              NO

Required Transferor Subordination Amount........................       0.00             0.00           0.00             0.00

Required Transferor Subordination Amount (% Class A Adjusted
Invested Amount)................................................       0.00%            0.00%          0.00%

Available Subordinated Amount as of the end of the preceding
Collection Period...............................................       0.00             0.00           0.00             0.00


                                                                      Trigger          Actual      Subord. Event ?
Transferor Subordination Event Triggers                                Level            Level         (1=yes)
---------------------------------------                                -----            -----          ------
1.  Minimum November through April Monthly Payment Rate
    (3-mo moving avg)...........................................      10.00%          16.87%              0

2.  Minimum May through October Monthly Payment Rate
   (3-mo moving avg)............................................      13.00%          16.87%              0

3.  Maximum All-Terrain Vehicles (as % of Pool Balance).........      33.33%          19.50%              0

4.  Maximum other than motorcycles, scooters, water vehicles, all-terain vehicles, outboard and snow mobiles (as % of Pool
    Balance)....................................................      10.00%          1.09%              0

5.  Maximum Dealer "holdbacks" on non-sold products plus Sales
    Program Discounts...........................................       5.00%          0.22%               0

6.  Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
    Year Total Accounts.........................................       8.00%          0.66%               0

7.  Maximum Fiscal Quarter New Accounts as a % of Beginning
    Fiscal Quarter Total Accounts...............................       5.00%          0.66%               0

8.  Maximum Defaulted Receivables minus Recoveries plus
    Repossessions (as an Annual % of Pool Balance) (3-month
    moving average).............................................       7.50%          0.68%               0


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------

J.  INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS
----------------------------------------------------------
Series 1994-1 Early Amortization Event ? .......................        NO
Series 1995-1 Early Amortization Event ? .......................        NO
Series 1998-1 Early Amortization Event ? .......................        NO


                                                                                       Series          Series          Series
Early Amortization Event Triggers                                     Trigger          1994-1          1995-1          1998-1
                                                                      -------          ------          ------          ------
1.  a. Min Class B Invested Amt as a % of Class A Inv Amt
       (Series 1994-1)..........................................      17.00%          21.95%            NA              NA
    b. Min Class B Invested Amt as a % of Class A & B Inv Amt
       (Series 1995-1)..........................................      17.50%            NA            18.00%            NA
    c. Min Class B Invested Amt as a % of Class A & B Inv Amt
       (Series 1998-1)..........................................      11.00%            NA              NA            11.50%

2.  Max consecutive months that Special Funding Account may
    exceed $0...................................................        12

3.  Minimum Transferor Interest ( ** note ** below).............      10.00%          17.74%          17.74%          17.74%

4.  Minimum Transferor Interest (** note ** below] if "finance charge" yield (expressed as an annual percentage of the Pool
    Balance) is less than 6%....................................      12.00%          17.74%          17.74%          17.74%

5.  Minimum November through April Monthly Payment Rate
    (3-mo moving avg)...........................................       8.00%          16.87%          16.87%          16.87%

6.  Minimum May through October Monthly Payment Rate
    (3-mo moving avg)...........................................      11.00%          16.87%          16.87%          16.87%

7.  Maximum Defaulted Receivables minus Recoveries plus
    Repossessions (as an annual % of Pool Balance) (3-mo
    moving avg).................................................      10.00%           0.68%          0.68%            0.68%

8. Class B Invested Amount is less than Initial Class B Invested
    Amount for three consecutive periods........................    32,926,829      21,951,220         --








----------------------------------------------------------------------------------------------------------------------------------
** Note **:  For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is
   reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

Is the short term rating of DFS P-1 ?...........................        NO
Balance of  10-day Overdrafts as of the end of the preceding
Collection Period...............................................    52,568,413.19

Transferor Interest as of the end of the preceding Collection
Period..........................................................   147,089,905.37
Principal Component of 10-Day Draft balance  as of the end of
the preceeding Coll. Period.....................................    51,779,886.99
                                                                    -------------
Adjusted Transferor Interest....................................    95,310,018.38
Adjusted Transferor Interest (% TPC)............................        17.74%
Minimum Transferor Interest.....................................    64,473,442.63


"Regular" Distribution Date:                             Yamaha Motor Master Trust                       Collection Period Ending:
        15-May-98                         6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1               30-Apr-98

----------------------------------------------------------------------------------------------------------------------------------


K.  INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT
--------------------------------------------------------------
1.  Servicer Cash Collateral Account balance as of the
    beginning of the preceding Collection Period................   1,297,916.67

2.  Servicer Cash Collateral Account balance as of the end of
    the preceding Collection Period.............................   1,297,916.67

3.  Withdrawals from the Servicer Cash Collateral Account during
    the preceding Collection Period.............................     6,399.84

4.  Investment Income and Deposits to the Servicer Cash
    Collateral Account during the preceding Collection Period...     6,399.84


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1994-1, 1995-1 and 1998-1 Class A Certificates
-------------------------------------------------------------------------------


          Series              Amount           Explanation
          ------              ------           -----------
          1994-1         $781,250.00         Class A Monthly Interest
          1994-1         $0.00               Class A Principal  *
          1995-1         $516,666.67         Class A Monthly Interest
          1995-1         $0.00               Class A Principal  **
          1998-1         $46,900.97          Class A Monthly Interest
          1998-1         ($75,500,000.00)    Class A Principal (Increase)/Reduction ***


  * Amount of Series 1994-1 Class A Principal deposited to Principal Funding AC =                      $0.00
 ** Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =                      $0.00
*** Amount of  Series 19981-1 Undistributed Principal deposited to Collection AC =                     $0.00



                                                  NAME:  KEVIN FUJITMOTO
                                                         ----------------------
                                                  TITLE:  TREASURER
                                                         ----------------------


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